Exhibit 99.19

Entity 15

UNIQUE LOGISTICS INTERNATIONAL (H.K.) LIMITED

(Incorporated in Hong Kong with limited liability)

Report and Condensed Financial Statements

For the ten months ended 31 October 2022

UNIQUE LOGISTICS INTERNATIONAL (H.K.) LIMITED

REPORTS AND CONDENSED FINANCIAL STATEMENTS

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

1

INDEPENDENT REVIEW REPORT

TO THE BOARD OF DIRECTORS OF

UNIQUE LOGISTICS INTERNATIONAL (H.K.) LIMITED

(Incorporated in Hong Kong with limited liability)

Introduction

We have reviewed the interim financial information set out on pages 3 to 12 which comprises the condensed statement of financial position of the Company as at 31 October 2022 and the related condensed statement of profit or loss and other comprehensive income, condensed statement of changes in equity and condensed statement of cash flows for the ten-month period then ended, and a summary of significant accounting policies and other explanatory notes. The preparation of a report on interim financial information to be in compliance with the relevant provisions thereof, International Accounting Standard 34 “Interim Financial Reporting” (“IAS 34”) and Hong Kong Accounting Standard 34 “Interim Financial Reporting” (“HKAS 34”) issued by the International Accounting Standards Board (“IASB”) and Hong Kong Institute of Certified Public Accountants (the “HKICPA”) respectively. The directors are responsible for the preparation and presentation of this interim financial information in accordance with IAS/HKAS 34. Our responsibility is to express a conclusion on this interim financial information based on our review and to report our conclusion solely to you, as a body, in accordance with our agreed terms of engagement, and for no other purpose. We do not assume responsibility towards or accept liability to any other person for the contents of this report.

Scope of Review

We conducted our review in accordance with Hong Kong Standard on Review Engagements 2410 “Review of Interim Financial Information Performed by the Independent Auditor of the Entity” issued by the HKICPA. A review of interim financial information consists of making inquires, primarily of persons responsible for financial and accounting matters, and applying analytical and other review procedures. A review is substantially less in scope than an audit conducted in accordance with Hong Kong Standards on Auditing and consequently does not enable us to obtain assurance that we would become aware of all significant matters that might be identified in an audit. Accordingly, we do not express an audit opinion.

2

INDEPENDENT REVIEW REPORT

TO THE BOARD OF DIRECTORS OF

UNIQUE LOGISTICS INTERNATIONAL (H.K.) LIMITED

(Incorporated in Hong Kong with limited liability)

Conclusion

Based on our review, nothing has come to our attention that causes us to believe that the interim financial information is not prepared, in all material respects, in accordance with IAS/HKAS 34.

/s/ RSM Hong Kong

Certified Public Accountants

29th Floor, Lee Garden Two

28 Yun Ping Road, Causeway Bay

Hong Kong

14 February 2023

3

UNIQUE LOGISTICS INTERNATIONAL (H.K.) LIMITED

CONDENSED STATEMENT OF PROFIT OR LOSS AND OTHER COMPREHENSIVE INCOME

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

		Unaudited Ten months ended 31 October
	Note	2022	2021
		USD	USD
Revenue	3	20,009,272	24,108,197

Freight costs		(17,043,457)	(17,854,304)

Gross profit		2,965,815	6,253,893

Other income	4	2,351,202	2,003,108
Other gains and losses	5	(131,197)	(53,635)
Administrative expenses		(2,866,900)	(2,861,515)
Other operating expenses		(682,982)	(883,738)

Profit from operations		1,635,938	4,458,113

Finance costs		(105,331)	(355,321)

Profit before taxation	6	1,530,607	4,102,792

Income tax expense	7	(73,846)	-

Profit for the period		1,456,761	4,102,792

Other comprehensive income for the period, net of tax		-	-

Total comprehensive income for the period		1,456,761	4,102,792

4

UNIQUE LOGISTICS INTERNATIONAL (H.K.) LIMITED

CONDENSED STATEMENT OF FINANCIAL POSITION

AT 31 OCTOBER 2022

(Expressed in United States dollars)

	Note	Unaudited 31 October 2022	Audited 31 December 2021
		USD	USD
Non-current assets

Property and equipment	8	202,461	275,226
Right-of-use assets	9	483,629	879,266
Investment in subsidiaries		2,379,100	2,379,100
Investment in an associate		64,103	64,103
Deferred tax assets		-	73,846
		3,129,293	3,671,541
Current assets

Trade receivables	10	3,817,474	9,789,615
Prepayments, deposits and other receivables		246,273	290,043
Amounts due from related parties	11	36,377	21,808
Pledged bank deposits		2,422,656	2,479,144
Cash at bank and on hand		2,398,917	4,590,327
		8,921,697	17,170,937
Current liabilities

Trade payables	12	9,783,616	10,471,881
Other payables and accrued expenses		1,034,517	779,861
Amounts due to related parties	11	548,030	2,710,190
Bank loans and overdrafts		4,487	6,064,464
Lease liabilities		360,481	524,208
		11,731,131	20,550,604
Net current liabilities		(2,809,434)	(3,379,667)

Total assets less current liabilities		319,859	291,874

Non-current liabilities

Bank loans and overdrafts		-	109,209
Lease liabilities		116,155	390,850
		116,155	500,059
NET ASSETS/(LIABILITIES)		203,704	(208,185)

Capital and reserve

Share capital	13	128,205	128,205
Reserves		75,499	(336,390)
TOTAL EQUITY/(CAPITAL DEFICIENCY)		203,704	(208,185)

Approved by the Board of Directors on 14 February 2023 and are signed on its behalf by:

Lee Chi Tak, Richard	Lee Man Bun, Patrick

5

UNIQUE LOGISTICS INTERNATIONAL (H.K.) LIMITED

CONDENSED STATEMENT OF CHANGES IN EQUITY

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

		Unaudited
	Note	Share capital	(Accumulated losses)/ Retained profits	Total
		USD	USD	USD
Balance at 1 January 2021		128,205	(5,056,342)	(4,928,137)

Total comprehensive income for the period		-	4,102,792	4,102,792

At 31 October 2021		128,205	(953,550)	(825,345)

Balance 1 January 2022		128,205	(336,390)	(208,185)

Total comprehensive income for the period		-	1,456,761	1,456,761

Dividends paid	13(b)	-	(1,044,872)	(1,044,872)

Balance at 31 October 2022		128,205	75,499	203,704

6

UNIQUE LOGISTICS INTERNATIONAL (H.K.) LIMITED

CONDENSED STATEMENT OF CASH FLOWS

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

		Unaudited
		Ten months ended 31 October
	Note	2022	2021
		USD	USD
Operating activities

Profit before taxation		1,530,607	4,102,792
Adjustments for:
- Depreciation of property and equipment	6(c)	72,765	74,290
- Depreciation of right-of-use assets	6(c)	395,637	238,392
- Finance costs	6(a)	105,331	355,321
- Interest income	4	(4,706)	(26,400)

Operating profit before changes in working capital		2,099,634	4,744,395

Decrease/(increase) in trade receivables		5,972,141	(5,401,961)
Decrease/(increase) in prepayments, deposits and other receivables		43,770	(242,783)
(Increase)/decrease in amounts due from related parties		(14,569)	2,053,436
(Decrease)/increase in trade payables		(688,265)	2,053,801
Increase in other payables and accrued expenses		254,656	1,243,940
(Decrease)/increase in amount due to related parties		(2,162,160)	13,603,915

Cash generated from operations		5,505,207	18,054,743

Interests paid		(90,439)	(340,997)
Interest on lease liabilities		(14,892)	(14,324)

Net cash generated from operating activities		5,399,876	17,699,422

Investing activities

Redemption in investments		-	1,928,298
Decrease/(increase) in pledged bank deposits		56,488	(15,011,861)
Purchase of property and equipment		-	(33,119)
Interest received	4	4,706	26,400

Net cash generated from/(used in) investing activities		61,194	(13,090,282)

Financing activities

Proceeds from new bank loans		11,886,372	28,778,891
Repayment of bank loans		(17,966,480)	(27,726,349)
Dividend paid		(1,044,872)	-
Principal elements of lease payments		(438,422)	(213,322)

Net cash (used in)/generated from financing activities		(7,563,402)	839,220

Net (decrease)/increase in cash and cash equivalents		(2,102,332)	5,448,360

Cash and cash equivalents at 1 January		4,501,249	(5,919,371)

Cash and cash equivalents at 31 October		2,398,917	(471,011)

7

UNIQUE LOGISTICS INTERNATIONAL (H.K.) LIMITED

NOTES TO THE CONDENSED FINANCIAL STATEMENTS

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

1.	BASIS OF PREPARATION

These condensed financial statements have been prepared in accordance with International Accounting Standard 34 “Interim Financial Reporting” and Hong Kong Accounting Standard 34 “Interim Financial Reporting” issued by the International Accounting Standards Board (“IASB”) and the Hong Kong Institute of Certified Public Accountants (the “HKICPA”) respectively.

These condensed financial statements should be read in conjunction with the 2021 annual financial statements. The accounting policies (including the significant judgements made by management in applying the Company’s accounting policies and the key sources of estimation uncertainty) and methods of computation used in the preparation of these condensed financial statements are consistent with those used in the annual financial statements for the year ended 31 December 2021.

As Hong Kong dollars (“HKD”) is pegged to United States dollar (“USD”), the management of the Company used the exchange rate of USD1:HKD7.8 for the translation of presentation currency from HKD to USD.

2.	ADOPTION OF NEW AND REVISED INTERNATIONAL / HONG KONG FINANCIAL REPORTING STANDARDS

The accounting policies applied in these condensed financial statements are the same as those applied in the Company’s financial statements as at and for the year ended 31 December 2021. In the current period, the Company has adopted all the new and revised International Financial Reporting Standards and Hong Kong Financial Reporting Standards issued by IASB and the HKICPA respectively that are relevant to its operations and effective for its accounting year beginning on 1 January 2022 but they do not have a material effect on the Company’s financial statements.

A number of new standards and amendments to standards are effective for annual periods beginning after 1 January 2022 and earlier application is permitted. The Company has not early adopted any of the forthcoming new or amended standards in preparing these condensed interim financial statements.

3.	REVENUE

The principal activities of the Company are investment holding and the provision of air and ocean freight forwarding services.

Revenue represents gross invoiced freight income for the year and recognised at a point in time for the period.

8

UNIQUE LOGISTICS INTERNATIONAL (H.K.) LIMITED

NOTES TO THE CONDENSED FINANCIAL STATEMENTS

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

4.	OTHER INCOME

	Ten months ended 31 October
	2022	2021
	USD	USD
	(Unaudited)	(Unaudited)
Bank interest income	4,706	10,230
Dividend income	1,044,872	501,326
Government grants	144,616	78,897
Loan interest income	-	16,170
Management fee income	1,089,439	1,301,558
Rental income	1,026	10,256
Other income	66,543	84,671
	2,351,202	2,003,108

5.	OTHER GAINS AND LOSSES

	Ten months ended 31 October
	2022	2021
	USD	USD
	(Unaudited)	(Unaudited)
Net foreign exchange losses	(131,205)	(53,635)
Others	8	-
	(131,197)	(53,635)

9

UNIQUE LOGISTICS INTERNATIONAL (H.K.) LIMITED

NOTES TO THE CONDENSED FINANCIAL STATEMENTS

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

6.	LOSS BEFORE TAXATION

Loss before taxation is arrived at after charging:

	Ten months ended 31 October
	2022	2021
	USD	USD
	(Unaudited)	(Unaudited)
(a) Finance costs:
Interest expense on lease liabilities	14,892	14,324
Interest on bank loans and overdrafts	90,439	340,997
	105,331	355,321

(b) Staff costs (including directors’ remuneration)
Salaries, allowances and other benefits	1,965,007	1,894,203
Contribution to defined contribution retirement plan	74,687	72,605
Salaries and allowances	2,039,694	1,966,808

(c) Other item:
Depreciation of property and equipment	72,765	74,290
Depreciation of right-of-use assets	395,637	238,392
Operating lease rentals	-	135,341
- property rentals	67,178	47,025
- director quarter	67,178	182,366

7.	INCOME TAX EXPENSE

	Ten months ended
	31 October
	2022	2021
	USD	USD
	(Unaudited)	(Unaudited)
Deferred tax	73,846	-

10

UNIQUE LOGISTICS INTERNATIONAL (H.K.) LIMITED

NOTES TO THE CONDENSED FINANCIAL STATEMENTS

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

8.	PROPERTY AND EQUIPMENT

No property and equipment was acquired by the Company during the ten months ended 31 October 2022 (2021: USD33,119).

9.	RIGHT-OF-USE ASSETS

No new lease agreement entered by the Company during the ten months ended 31 October 2022.

10.	TRADE RECEIVABLES

All trade receivables are expected to be recovered within one year.

Trade receivables represented by:

	31 October 2022	31 December 2021
	USD	USD
	(Unaudited)	(Audited)
- Third parties	1,482,333	3,763,687
- Subsidiary	12,828	21,655
- Associate	22,678	806,110
- Immediate holding company	23,565	-
- Fellow subsidiaries	34,231	2,396,100
- Related companies	2,241,839	2,802,063
	3,817,474	9,789,615

11.	AMOUNTS DUE FROM/TO RELATED PARTIES

	31 October 2022	31 December 2021
	USD	USD
	(Unaudited)	(Audited)
Amounts due from related parties
- Immediate holding company	36,325	-
- Associate	-	21,593
- Director	52	215
	36,377	21,808
Amounts due to related parties
- Immediate holding company	-	2,399,522
- Related company	548,030	310,668
	548,030	2,710,190

The balances with related parties are unsecured, interest-free and have no fixed terms of repayment.

11

UNIQUE LOGISTICS INTERNATIONAL (H.K.) LIMITED

NOTES TO THE CONDENSED FINANCIAL STATEMENTS

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

12.	TRADE PAYABLES

Trade payables are expected to be settled within one year.

Trade payables represented by:

	31 October	31 December
	2022	2021
	USD	USD
	(Unaudited)	(Audited)
Trade payables
- Third parties	1,207,855	5,271,836
- Associate	15,950	125,761
- Fellow subsidiaries	7,494,235	4,855,263
- Related companies	1,040,036	182,110
- Immediate holding company	25,540	36,911
	9,783,616	10,471,881

13.	CAPITAL, RESERVES AND DIVIDENDS

(a) Share capital

	31 October 2022			31 December 2021
	Number of shares	Amount		Number of shares	Amount
		HKD (Unaudited)			HKD (Unaudited)
Ordinary share, issued and fully paid	1,000,000		1,000,000	1,000,000		1,000,000
Equivalent to		USD	128,205		USD	128,205

(b) Dividends

The directors have declared the following dividends during the period:

	Ten months ended 31 October
	2022	2021
	USD	USD
	(Unaudited)	(Unaudited)
2022 interim dividend of USD0.77 per ordinary share declared on 23 August 2022	769,231	-
2022 interim dividend of USD0.28 per ordinary share declared on 30 September 2022	275,641	-
	1,044,872	-

12

UNIQUE LOGISTICS INTERNATIONAL (H.K.) LIMITED

NOTES TO THE CONDENSED FINANCIAL STATEMENTS

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

14.	MATERIAL RELATED PARTY TRANSACTIONS

During the period, the Company entered into the following material related party transactions:

	Ten months ended 31 October
	2022	2021
	USD	USD
	(Unaudited)	(Unaudited)
Immediate holding company
Management income received	1,070,208	1,282,324
Management fee paid	314,626	434,312
Corporate fee paid	69,300	50,249
Dividend paid	1,044,872	-
Sundry income received	50,388	49,976
Freight charges paid	7,246	9,095

Fellow subsidiaries
Freight income received	1,458,689	230,126
Freight charges paid	345,340	98,279
Loan interest income received	-	16,170
Office support services expenses paid	-	16,903

Subsidiaries
Dividend income	-	501,326
Freight income received	4,621	364,181
Freight charges paid	3,741	207,479
Management income received	-	9,615
Rental income received	-	5,128

Associate
Dividend income	1,044,872	-
Freight income received	153,554	1,960,444
Freight charges paid	152,757	311,493
Management income received	19,231	9,615
Rental income received	1,026	5,128

Related parties
Freight income received	7,536,818	9,375,725
Freight charges paid	221,409	2,231,349
Rent paid	67,178	227,230

Balances with related parties are disclosed in the condensed statement of financial position and in notes 10, 11 and 12 to the condensed financial statements.

15.	APPROVAL OF FINANCIAL STATEMENTS

The interim financial statements were approved and authorised for issue by the Board of Directors on 14 February 2023.

Appendix i

UNIQUE LOGISTICS INTERNATIONAL (H.K.) LIMITED

DETAILED INCOME STATEMENT

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

(For Management Information Only)

	Ten months ended 31 October
	2022	2021
	USD	USD
	(Unaudited)	(Unaudited)
FREIGHT INCOME	20,009,272	24,108,197

Freight costs (Appendix ii)	(17,043,457)	(17,854,304)

GROSS PROFIT	2,965,815	6,253,893

OTHER INCOME

Bank interest income	4,706	10,230
Dividend income	1,044,872	501,326
Government grants	144,616	78,897
Loan interest income	-	16,170
Management income	1,089,439	1,301,558
Rental income	1,026	10,256
Sundry income	66,543	84,671
	2,351,202	2,003,108

OTHER GAINS AND LOSSES

Net exchange losses	(131,205)	(53,635)
Others	8	-
	(131,197)	(53,635)

EXPENDITURE (APPENDIX ii)

Administrative expenses	(2,866,900)	(2,861,515)
Other operating expenses	(682,982)	(883,738)
	(3,549,882)	(3,745,253)

OPERATING PROFIT	1,635,938	4,458,113

Finance costs (Appendix ii)	(105,331)	(355,321)

PROFIT BEFORE TAXATION	1,530,607	4,102,792

Appendix ii

UNIQUE LOGISTICS INTERNATIONAL (H.K.) LIMITED

OVERHEAD EXPENSES

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

(For Management Information Only)

	Ten months ended 31 October
	2022	2021
	USD	USD
	(Unaudited)	(Unaudited)
FREIGHT COSTS

Agency fees	129,181	31,971
Freight and handling charges	16,914,276	17,822,333
	17,043,457	17,854,304

ADMINISTRATIVE EXPENSES

Distribution costs

Advertisement and promotion	1,366	1,432
Staff commission	195,903	288,597
Motor vehicles expenses	32,320	34,577
Telephone, facsimile and internet	25,302	25,384
	254,891	349,990

Staff

Directors’ remuneration	311,907	230,954
Provident fund contributions	74,687	72,605
Recruitment expenses	1,639,389	1,636,727
Salaries and bonuses	12,589	24,839
Staff welfare benefits	2,039,694	1,966,808

Premises

Building management fee	48,625	45,959
Computer expenses	34,178	20,604
Depreciation of right-of-use assets	395,637	238,392
Office cleaning expenses	13,843	8,974
Office support services	-	16,903
Rent and rates expenses - office	18,718	158,767
Rent and rates expenses - storage	2,982	3,771
Repairs and maintenance expenses	37,190	28,428
Utility electricity and water	21,142	22,919
	572,315	544,717
	2,866,900	2,861,515

Appendix ii (cont’d)

UNIQUE LOGISTICS INTERNATIONAL (H.K.) LIMITED

OVERHEAD EXPENSES

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

(For Management Information Only)

	Ten months ended 31 October
	2022	2021
	USD	USD
	(Unaudited)	(Unaudited)

OTHER OPERATING EXPENSES

Communications

Postage and courier charges	3,182	3,258
Printing and stationery	23,038	21,346
	26,220	24,604

Financial and other expenses

Auditor’s remuneration	12,974	12,974
Bank charges	102,522	182,642
Business registration fee	64	64
Corporate fee	69,300	50,249
Depreciation of property and equipment	72,765	74,290
Dues & subscription	11,708	14,633
General expenses	15,254	3,702
Insurance	(3,328)	(12,874)
Legal and professional fees	34,150	43,956
Management fee	314,626	434,312
Stamp duty	-	967
Withholding expense	-	25,066
	630,035	829,981

Travelling and entertainment

Entertainment	10,332	11,070
Travelling - local	16,395	18,083
	26,727	29,153
	682,982	883,738

FINANCE COSTS

Interest expense on lease liabilities	14,892	14,324
Interest on bank loans and overdrafts	90,439	340,997
	105,331	355,321